SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
JOHN HANCOCK FUNDS II
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:
☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

P.O. BOX 9112 FARMINGDALE, NY 11735 THREE EASY WAYS TO VOTE YOUR PROXY CARD Read the Proxy Statement and have the proxy card at hand. TELEPHONE: Call 1-888-221-0697 and follow the recorded instructions. INTERNET: Go to www.jhfunds.com/proxy and follow the on-line directions. MAIL: Mark, sign, date and return your proxy by mail. If you vote by Telephone or Internet, do not mail your proxy. 999 999 999 999 99 I JOHN HANCOCK FUNDS II PROXY CARD The undersigned hereby appoints Thomas Kinzler, Greg D’Angelo, Bruce Speca, Gordon Shone, Betsy Anne Seel and George Boyd and each of them, with full power of substitution, as proxies to vote all shares of John Hancock Funds II (“JHF II”) that the undersigned is entitled in any capacity to vote at the Special Meeting of Shareholders of to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m., Eastern Time, January 8, 2008, and any adjournments thereof (the “Meeting”), as indicated below and in their discretion upon such other matters as may properly come before the Meeting. Voting pursuant to this proxy card will be as specified. If no specification is made as to an item, voting will be “FOR” such item. The proxy card is provided for the shares of JHF II held by you as of October 29, 2007. Please sign, date and return this proxy card in the enclosed postage-paid envelope. THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF JHF II. Date ___, 200_ Signature(s), Title(s), if applicable (Please sign in box) If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.” JHF II Lifestyle-Sing-vd

This proxy card, if properly executed, will be voted in the manner directed by the shareholder. **IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED "FOR" ALL TRUSTEE NOMINEES AND "FOR" ALL PROPOSALS.** Please refer to the Proxy Statement for a discussion of the proposals.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

	For All Nominees	Withhold Authority for all Nominees	For All Nominees except individuals named at left
1. Election of the following six nominees as Trustees of JHF II: (01) Charles L. Bardelis (02) James R. Boyle (03) Peter S. Burgess (04) Elizabeth G. Cook (05) Hassell H. McClellan (06) James M. Oates **To withhold authority to vote for any individual Nominee(s), write the number(s) on the line below.** ______________________________	☐	☐	☐

	For	Against	Abstain	
2(a). Approval of Amendment to Declaration of Trust authorizing conversion of JHF II to another form of business entity.	☐	☐	☐	2(a)
2(b). Approval of Reorganization of JHF II from a Massachusetts business trust to a Delaware limited liability company.	☐	☐	☐	2(b)
3(a). Approval of Amendment to Advisory Agreement transfering non-advisory services to New Service Agreement with Advisor.	☐	☐	☐	3(a)
3(b). Approval of Amendment to Advisory Agreement restructuring advisory fee. (See Proxy Statement for Fund(s) voting on this Proposal)	☐	☐	☐	3(b)
4. Approval of amended fundamental investment restrictions regarding (See Proxy Statement for Fund(s) voting on this Proposal):				
4(a) Concentration	☐	☐	☐	4(a)
4(b) Diversification	☐	☐	☐	4(b)
4(c) Borrowing	☐	☐	☐	4(c)
4(d) Underwriting	☐	☐	☐	4(d)
4(e) Real estate	☐	☐	☐	4(e)
4(f) Commodities	☐	☐	☐	4(f)
4(g) Loans	☐	☐	☐	4(g)
4(h) Senior securities	☐	☐	☐	4(h)

Any other business that may properly come before the Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

JHF II Lifestyle-Sing-vd

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999 999 999 999 99 ← Control Number

MIS CORPORATION SAMPLE FUND
PROXY SOLICITED BY THE BOARD OF DIRECTORS
By my signature below, I appoint XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders be held in the XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXX and at any adjournments of the meeting. Any one or more of XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Date ____________________

Signature(s) (Title(s), if applicable) *(Sign in the Box)*

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

MIS

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JOHN HANCOCK FUNDS

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Proxy Voting Form
John Hancock Funds II
All Cap Core Fund

Thank you! Your vote has been submitted.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

Proposal 1. Election of the following six nominees as Trustees of JHF II:

FOR all nominees

- (01) Charles L. Bardelis
- (02) James R. Boyle
- (03) Peter S. Burgess
- (04) Elizabeth G. Cook
- (05) Hassell H. McClellan
- (06) James M. Oates

Proposal 2 (a).	Approval of Amendment to Declaration of Trust authorizing conversion of JHF II to another form of business entity.	FOR
Proposal 2 (b).	Approval of Reorganization of JHF II from a Massachusetts business trust to a Delaware limited liability company.	FOR
Proposal 3 (a).	Transferring non-advisory services to New Service Agreement with Adviser.	FOR
Proposal 3 (b).	Not Applicable. Your fund is not seeking a vote for this proposal.	Not Applicable
Proposal 4.	Approval of amended fundamental investment restrictions regarding (See Proxy Statement for Fund(s) voting on this Proposal):	
Proposal 4(a)	Concentration	FOR
Proposal 4(b)	Diversification	FOR
Proposal 4(c)	Borrowing	FOR
Proposal 4(d)	Underwriting	FOR
Proposal 4(e)	Real estate	FOR
Proposal 4(f)	Commodities	FOR
Proposal 4(g)	Loans	FOR
Proposal 4(h)	Senior securities	FOR

Please refer to the proxy statement for discussion of this matter.

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Proxy Voting Form
John Hancock Funds II
Global Real Estate Fund

Thank you! Your vote has been submitted.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

Proposal 1.	Election of the following six nominees as Trustees of JHF II: FOR all nominees (01) Charles L. Bardelis (02) James R. Boyle (03) Peter S. Burgess (04) Elizabeth G. Cook (05) Hassell H. McClellan (06) James M. Oates	
Proposal 2 (a).	Approval of Amendment to Declaration of Trust authorizing conversion of JHF II to another form of business entity.	FOR
Proposal 2 (b).	Approval of Reorganization of JHF II from a Massachusetts business trust to a Delaware limited liability company.	FOR
Proposal 3 (a).	Transferring non-advisory services to New Service Agreement with Adviser.	FOR
Proposal 3 (b).	Not Applicable. Your fund is not seeking a vote for this proposal.	Not Applicable
Proposal 4.	Approval of amended fundamental investment restrictions regarding (See Proxy Statement for Fund(s) voting on this Proposal):	
Proposal 4(a)	Not Applicable. Your fund is not seeking a vote for this proposal.	Not Applicable
Proposal 4(b)	Not Applicable. Your fund is not seeking a vote for this proposal.	Not Applicable
Proposal 4(c)	Borrowing	FOR
Proposal 4(d)	Underwriting	FOR
Proposal 4(e)	Real estate	FOR
Proposal 4(f)	Commodities	FOR
Proposal 4(g)	Loans	FOR
Proposal 4(h)	Senior securities	FOR

Please refer to the proxy statement for discussion of this matter.

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JOHN HANCOCK FUNDS

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Proxy Voting Form
John Hancock Funds II
Real Estate Equity Fund

Thank you! Your vote has been submitted.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

Proposal 1.	Election of the following six nominees as Trustees of JHF II: FOR all nominees (01) Charles L. Bardelis (02) James R. Boyle (03) Peter S. Burgess (04) Elizabeth G. Cook (05) Hassell H. McClellan (06) James M. Oates	
Proposal 2 (a).	Approval of Amendment to Declaration of Trust authorizing conversion of JHF II to another form of business entity.	FOR
Proposal 2 (b).	Approval of Reorganization of JHF II from a Massachusetts business trust to a Delaware limited liability company.	FOR
Proposal 3 (a).	Transferring non-advisory services to New Service Agreement with Adviser.	FOR
Proposal 3 (b).	Not Applicable. Your fund is not seeking a vote for this proposal.	Not Applicable
Proposal 4.	Approval of amended fundamental investment restrictions regarding (See Proxy Statement for Fund(s) voting on this Proposal):	
Proposal 4(a)	Not Applicable. Your fund is not seeking a vote for this proposal.	Not Applicable
Proposal 4(b)	Diversification	FOR
Proposal 4(c)	Borrowing	FOR
Proposal 4(d)	Underwriting	FOR
Proposal 4(e)	Real estate	FOR
Proposal 4(f)	Commodities	FOR
Proposal 4(g)	Loans	FOR
Proposal 4(h)	Senior securities	FOR

Please refer to the proxy statement for discussion of this matter.

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Proxy Voting Form
John Hancock Funds II
U.S. Multi Sector Fund

Thank you! Your vote has been submitted.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

Proposal 1.	Election of the following six nominees as Trustees of JHF II: FOR all nominees (01) Charles L. Bardelis (02) James R. Boyle (03) Peter S. Burgess (04) Elizabeth G. Cook (05) Hassell H. McClellan (06) James M. Oates	
Proposal 2 (a).	Approval of Amendment to Declaration of Trust authorizing conversion of JHF II to another form of business entity.	FOR
Proposal 2 (b).	Approval of Reorganization of JHF II from a Massachusetts business trust to a Delaware limited liability company.	FOR
Proposal 3 (a).	Transferring non-advisory services to New Service Agreement with Adviser.	FOR
Proposal 3 (b).	Not Applicable. Your fund is not seeking a vote for this proposal.	Not Applicable
Proposal 4.	Approval of amended fundamental investment restrictions regarding (See Proxy Statement for Fund(s) voting on this Proposal):	
Proposal 4(a)	Concentration	FOR
Proposal 4(b)	Not Applicable. Your fund is not seeking a vote for this proposal.	Not Applicable
Proposal 4(c)	Borrowing	FOR
Proposal 4(d)	Underwriting	FOR
Proposal 4(e)	Real estate	FOR
Proposal 4(f)	Commodities	FOR
Proposal 4(g)	Loans	FOR
Proposal 4(h)	Senior securities	FOR

Please refer to the proxy statement for discussion of this matter.

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JOHN HANCOCK FUNDS

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Proxy Voting Form
John Hancock Funds II
Lifestyle Aggressive Portfolio

Thank you! Your vote has been submitted.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

Proposal 1.	Election of the following six nominees as Trustees of JHF II: FOR all nominees (01) Charles L. Bardelis (02) James R. Boyle (03) Peter S. Burgess (04) Elizabeth G. Cook (05) Hassell H. McClellan (06) James M. Oates	
Proposal 2 (a).	Approval of Amendment to Declaration of Trust authorizing conversion of JHF II to another form of business entity.	FOR
Proposal 2 (b).	Approval of Reorganization of JHF II from a Massachusetts business trust to a Delaware limited liability company.	FOR
Proposal 3 (a).	Transferring non-advisory services to New Service Agreement with Adviser.	FOR
Proposal 3 (b).	Restructuring advisory fee. (See Proxy Statement for Fund(s) voting on this Proposal)	FOR
Proposal 4.	Approval of amended fundamental investment restrictions regarding (See Proxy Statement for Fund(s) voting on this Proposal):	
Proposal 4(a)	Concentration	FOR
Proposal 4(b)	Not Applicable. Your fund is not seeking a vote for this proposal.	Not Applicable
Proposal 4(c)	Borrowing	FOR
Proposal 4(d)	Underwriting	FOR
Proposal 4(e)	Real estate	FOR
Proposal 4(f)	Commodities	FOR
Proposal 4(g)	Loans	FOR
Proposal 4(h)	Senior securities	FOR

Please refer to the proxy statement for discussion of this matter.

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The Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc. Terms and Conditions. Privacy Statement.